Prepayments and Other Assets	12 Months Ended
Jun. 30, 2026
Prepayments and Other Assets [Abstract]
PREPAYMENTS AND OTHER ASSETS

Note 3 — PREPAYMENTS AND OTHER ASSETS

Prepayments and other current assets consisted of the following:

	As of June 30, 2026	As of June 30, 2025
Advance to crew	$319,052	$172,133
Advance to employee	—	57,408
Rental deposit	—	500,000
Prepaid consulting service fee(1)	1,641,831	—
Receivable for fuel charges (3)	503,848	—
Deposit (4)	588,276	—
Other	136,107	58,810
Total	$3,189,114	$788,351

Prepayments and other non-current assets consisted of the following:

	As of June 30, 2026	As of June 30, 2025
Loan security deposit(2)	$475,000	$475,000
Prepaid consulting service fee(1)	390,685	—
Total	$865,685	$475,000

(1)	This represents prepaid consulting service fees of $1,932,516 paid to third-party service providers. The services comprise (i) market analysis, regulatory review, and business development consultancy, and (ii) technical, operational, and post-acquisition advisory for Ro-Ro vessel expansion. These services are rendered over contractual periods (up to two years for the operational advisory). The Company amortizes the fees on a straight-line basis over the service periods. As of June 30, 2026, $1,541,831 and $390,685 are classified as current and non-current, respectively, based on the expected timing of service delivery.

(2)	This is long-term loan security deposit of $475,000, which is expected to be collected at the end of long-term loan agreement (see Note 9).

(3)	These are the fuel charges of $503,848 receivable from third-party companies.

(4)	The Group had paid certain deposits on behalf of third parties in the aggregate amount of $530,321 and held rental deposits of $57,955. All balances are expected to be recovered within twelve months from the reporting date, upon expiration or release of the underlying arrangements.